Exhibit 10.119

KEEP WELL AGREEMENT

KEEP WELL AGREEMENT, dated as of August 31, 2001 (the “Agreement”) among I.F.S. MANAGEMENT, LLC (the “Investor”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent (in such capacity, the “Agent”) for itself and the various other financial institutions (together with PNC, collectively, the “Lenders”) which are or which become Lenders under the Loan Agreement (as such term is hereinafter defined).

WITNESSETH:

WHEREAS, pursuant to the Revolving Credit, Term Loan and Security Agreement dated as of October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among I.F.S. of New Jersey, Inc. (“Borrower”), Agent and Lenders, Lenders have, subject to the terms and conditions set forth in the Loan Agreement, made loans and extended credit to Borrower;

WHEREAS, Borrower has requested that Agent and Lenders provide a temporary overadvance facility pursuant to Amendment No. 5 (the “Amendment”);

WHEREAS, as a condition precedent to the effectiveness of the Amendment, Investor is required to execute and deliver this Agreement;

NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

I. Defined Terms. As used in this Agreement, capitalized terms defined in the Loan Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. Terms defined in the preamble and recitals hereto shall be used herein as so defined. For purposes of this Agreement, the following term shall have the following meaning:

“Payment Amount” shall mean an amount equal to the lesser or (i) $300,000 or (ii) the amount of outstanding Overadvances in excess of $1,000,000.

2. Payments. (a) In the event that (i) the outstanding Overadvances have not been paid in full in immediately available funds on or prior to October 15, 2001 and (ii) the Overadvance Amount has not been permanently reduced to zero by such date, Investor shall be obligated to make a cash equity contribution of the Payment Amount immediately following demand by Agent

(b) Investor shall satisfy its obligation to make a cash equity contribution hereunder by making a cash payment directly to Agent in an aggregate amount equal to the applicable Payment Amount. By its signature hereto, Borrower hereby authorizes Investor to remit the cash payment directly to Agent as set forth in the preceding sentence. Borrower shall issue to Investor stock certificates with respect to and evidencing the capital stock purchased by Investor.

3. Representations and Warranties. Investor hereby represents and warrants as follows:

(a) Investor is a limited liability company duly formed under the laws of the State of New Jersey and has all requisite power and authority to enter into this Agreement and all other documents to be executed by Investor in connection herewith and to carry out the terms hereof and thereof.

(b) The execution, delivery and performance of this Agreement will not result in any violation of or be in conflict with or constitute a default under any requirement of law or contractual obligations applicable to Investor, or its certificate of formation or operating agreement or result in the creation of any lien upon any of its properties or assets. This Agreement has been duly executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against Investor in accordance with its terms.

(c) No consent or authorization of, filing with or other act by or in respect of any arbitrator or any Governmental Body and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

4. No Impairment. Agent and Lenders may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of Investor, extend the time of payment of, exchange or surrender any Collateral for, or renew or extend any of, the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Borrower or with any other Person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement among Agent, Lenders and Borrower or any such other Person, or make any election of rights Agent and Lenders may deem desirable under the United States Bankruptcy Code, as amended (the “Code”), or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (each of the Code and any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Agreement. This instrument shall be effective regardless of the subsequent merger or consolidation of Borrower, or any change in the composition, nature, personnel or location of Borrower and shall extend to any successor entity to Borrower, including a debtor in possession or the like under any Insolvency Law.

5. Subrogation. To the extent any right of subrogation may exist, Investor hereby waives such right to be subrogated to any of the rights of Agent and/or Lenders against Borrower or any collateral security held by Agent for the payment of the Obligations and Investor shall not seek or be entitled to any contribution or reimbursement from Borrower.

6. Unconditional Obligations; Waivers of Defense. The obligations of Investor under this Agreement shall be absolute and unconditional under any and all circumstances, and shall not be to any extent or in any way released, discharged, terminated, impaired or otherwise affected except by performance in full. Investor hereby knowingly accepts the full range of risk encompassed within this Agreement including, without limitation, the possibility that Borrower will contract additional indebtedness which may affect Borrower’s financial condition or ability to pay its debts as they become due. Without limiting the generality of the foregoing, such obligations shall not be affected by (i) any lack of validity or enforceability of the Loan Agreement, the Note or Other Documents, (ii) any amendment of or addition or supplement to, or any waiver or consent with respect to, the Loan Agreement, the Note or Other Documents, (iii) any exercise or non-exercise of any right, power or remedy under or in respect of the Loan Agreement, the Note or Other Documents, (iv) any exchange, release or non-perfection of any Collateral or any other action or omission to act with respect to any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations, (v) any release, extension, settlement, modification, compromise, indulgence or other action, inaction, change, waiver or omission under or in respect of the Loan Agreement, the Note, the Other Documents or any other indebtedness or Obligations of Borrower, (vi) the subordination of the payment of the Note or any part thereof to the payment of any other debts or claims which may at the time be due or owing by Borrower to Agent, any Lender or to any other Person, (vii) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, arrangement, compromise, plan or similar proceeding (any such event, a “Proceeding”) involving Borrower, (viii) any Default or Event of Default under the Loan Agreement whether or not the indebtedness evidenced by the Note shall have become due and payable, (ix) any claim, abatement, reduction, limitation, impairment, termination, set-off, defense, counterclaim or recoupment whatsoever or any right to any of the foregoing for or on account of any past, present or future indebtedness of Borrower to any Investor, (x) any other circumstance which constitutes or might be construed to constitute an equitable or legal discharge of the Borrower with respect to the Obligations, or of Investor under this Agreement, in bankruptcy or in any other instance, or (xi) any other circumstance, happening, condition or event whatsoever, whether or not similar to any of the foregoing, whether or not Investor shall have notice thereof or shall have consented thereto. Each Investor hereby irrevocably waives any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against such Investor for specific performance of this Agreement by Agent or for its benefit or the benefit of Lenders or in respect of all or a substantial part of Borrower’s assets under the Insolvency Laws of any jurisdiction to which Borrower is or its assets are subject. Further, such Investor hereby irrevocably waives any rights or benefits it may possess under Sections 365(c)(2) and 365(e)(2) of the Code in the event a court of competent jurisdiction were to find in any Proceeding relating to Borrower that this Agreement is an executory contract within the meaning of Section 365 of the Code. Notwithstanding anything in this Section 6 to the contrary, Investor shall not be precluded from asserting as a defense against any claim made against them upon any of their obligations hereunder that they have fully performed such obligation in accordance with the terms of this Agreement.

7. No Waiver; Cumulative Remedies. No failure to exercise nor any delay in exercising, on the part of Agent, any right, power or privilege hereunder or by statute or at law or in equity with respect to Investor shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

8. Notice. Any notice or request hereunder may be given to the parties hereto at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, or (d) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with electronic confirmation of receipt thereof. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (i) when personally delivered to any officer of the party to whom it is addressed, (ii) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (iii) upon actual receipt thereof when sent by a recognized overnight delivery service, or (iv) upon actual receipt thereof when sent by telecopier to the number set forth below.

9. Waivers, Amendments. No provision of this Agreement shall be waived, amended or supplemented except by a written instrument executed by Investor and Agent. This Agreement and all obligations of Investor hereunder shall be binding upon its successors and assigns and shall, together with the rights and remedies of Agent hereunder, inure to the benefit of Agent and Lenders and their respective successors and assigns. Investor shall not assign any of its rights or obligations hereunder unless such assignment is consented to in writing by Agent. Agent or any Lender may assign its rights under the Loan Agreement and this Agreement in whole or in part in accordance with the terms of the Loan Agreement.

10. Severability. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Investor with respect to this Agreement or any of its respective obligations hereunder may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, Investor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against Investor in the courts of any other jurisdiction. Investor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Investor against Agent or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

12. Jury Waiver. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM

WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13. Counterparts; Telecopied Signatures. This Agreement may be executed in any number of and by different parties hereto, on separate counterparts, all of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers on the date and year first above written.

I.F.S. MANAGEMENT LLC

By:	/s/ William Walsh
William Walsh, Manager

Address for Notice to Investor:
330 South Street
P.O. Box 1975
Morristown, New Jersey 07962
Telephone: (973) 290 2336
Telecopier: (973) 540 9246

PNC BANK, NATIONAL ASSOCIATION as Agent

By:	/s/ Robin Arriola
Robin Arriola, Vice President

Address for Notices:

2 North Lake Avenue
Pasedena, California 91101
Attention: Robin Arriola
Telephone: (626) 432-7546
Telecopier: (626) 432-4589

AGREED (with respect to Section 2(b) of the foregoing Agreement):

I.F.S. OF NEW JERSEY, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers on the date and year first above written.

I.F.S. MANAGEMENT LLC

By:
William Walsh, Manager

Address for Notice to Investor:
330 South Street
P.O. Box 1975
Morristown, New Jersey 07962
Telephone: (973) 290 2336
Telecopier: (973) 540 9246

PNC BANK, NATIONAL ASSOCIATION as Agent

By:
Robin Arriola, Vice President

Address for Notices:

2 North Lake Avenue
Pasedena, California 91101
Attention: Robin Arriola
Telephone: (626) 432-7546
Telecopier: (626) 432-4589

AGREED (with respect to Section 2(b) of the foregoing Agreement):

I.F.S. OF NEW JERSEY, INC.

By:	/s/ Jack B. Hood
	Name:	Jack B. Hood
	Title:	CFO